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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07680

Minnesota Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi    800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:          August 31

Date of reporting period:       August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Report to Shareholders

MINNESOTA MUNICIPAL INCOME PORTFOLIO

MXA

August 31, 2005

ANNUAL REPORT

MINNESOTA MUNICIPAL INCOME PORTFOLIO

Primary Investments

Minnesota Municipal Income Portfolio (the “fund”) invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset Management, Inc. (“USBAM”). The fund may invest up to 5% of its assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by USBAM. The fund’s investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

Fund Objective

The fund is a nondiversified, closed-end management investment company.  The investment objective is to provide high current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital. The fund’s income may be subject to federal and/or state of Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

Table of Contents

2	Fund Overview

7	Financial Statements

10	Notes to Financial Statements

16	Schedule of Investments

19	Report of Independent Registered Public Accounting Firm

20	Notice to Shareholders

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

Average Annual Total Returns

Based on net asset value (“NAV”) for the period ended August 31, 2005

*Total return has not been annualized.

**The Lipper Minnesota Municipal Debt Funds Average represents the average annual total return, with distributions reinvested, of leveraged perpetual Minnesota closed-end municipal funds as characterized by Lipper Inc.

***The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of Aa. The index is unmanaged and does not include any fees or expenses in its total return figures.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the seven-month, one-year, five-year, and ten-year periods ended August 31, 2005, were 4.90%, 14.89%, 11.07%, and 9.37%, respectively. • Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. •  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Fund OVERVIEW

Fund Management

Doug White, CFA is primarily responsible for the management of the fund. He has 22 years of financial experience.

Catherine Stienstra assists with the management of the fund. She has 17 years of financial experience.

Minnesota Municipal Income Portfolio’s fiscal year-end has changed from January 31 to August 31, effective with the seven months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this seven-month period.  Minnesota Municipal Income Portfolio earned a total return of 3.49% based on NAV for the fiscal period ended August 31, 2005. The fund’s market price return was 4.90% during the period. The fund’s competitive group, the Lipper Minnesota Municipal Debt Funds, produced an average return of 3.70% during the same period. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 4.99%.

The economy continued to expand at a solid pace as corporate earnings remained vigorous and balance sheets strong. Under the watchful eye of the Federal Reserve (the “Fed”), inflation was held in check, with no fewer than four short-term rate hikes by the Fed from February 2005 through August 2005. While this measured approach to tightening monetary policy continued to foster stability in the bond market, there was little the Fed could do – aside from expressions of perplexity – to affect the long-term rates, which remained stubbornly low, largely due to a variety of technical factors in the marketplace.

Year-to-date, the nationwide new municipal bond supply of $275.5 billion is set to break the previous record level issuance in 2003. Heavy refunding volume is the main driver, accounting for more than 60% of total issuance. Minnesota municipal bond issuance, at more than $4.9 billion, is up more than 25%. The current environment of higher short-term rates and lower long-term rates tends to help the mechanics of refunding issues. The smaller the difference in yield between the shorter taxable securities purchased to hold in escrow to pay the refunded issue and the borrowing rate on the new long-term municipal issue, the more attractive the refunding.

The percentage of new issues carrying insurance rose to 60% so far this year. This jump in insurance penetration can be attributed to a variety of factors, including greater nontraditional buyer participation and their desire for bond commoditization, a higher volume of refunding issues that can be underwritten with lower insurance premiums, and increased competition from new insurers entering the marketplace.

Due to the increased insurance sector, lower-rated municipals are becoming more scarce, resulting in their continued outperformance vs. high-grade municipals. The difference, or spread, between yields on lower- and higher-rated issues continued to narrow as it has for the past 14 to 18 months. As such, the fund’s performance also benefited from its holdings of lower-rated bonds, which generally outperformed the Lehman Brothers Municipal Long Bond Index. The yield spread on the Lehman Baa Index vs. its Aaa Index narrowed to 82 basis points at the end of August. This is mildly wider than its long-term average but dramatically lower than the 190-basis-point peak of two years ago.

The municipal yield curve continued its flattening trend, resulting in generally positive price performance for bonds maturing in 15 years and longer. Despite the increase in short and intermediate yields, the longer end of the yield curve dropped, which caused long maturity bonds to produce the best total returns. Long municipal bond yields have now declined by more than 60 basis points in the face of 250 basis points of Fed tightening since June 30, 2004. The fund’s positions in longer maturity holdings were positive contributors to performance relative to investments in short/intermediate issues (eight years and under). During the period, the fund held 28% of its total assets in short/intermediate issues and 46% in longer maturity holdings.

The yield curve may flatten somewhat further if the Fed suggests there is still some distance to go with its tightening program. We expect the most pressure would be on short and intermediate serial bonds. While the municipal yield curve is flatter than its long-term averages, it is not yet at historical extremes. Still, the magnitude of further curve compression seems limited, making certain bond portfolio flattening strategies such as “barbells” less attractive. As such, the fund’s current structure is more laddered than

Portfolio Allocation

As a percentage of total assets on August 31, 2005

previously but still maintains a component of short-term and variable-rate securities. Duration has also been shortened to slightly longer than the fund’s benchmark. Thereforethe fund had less interest-rate risk, relative to the benchmark, than during the previous period.

We continue to emphasize a broad mix of securities, both across the quality spectrum and across sectors. The fund’s performance benefited from its positions in multifamily housing and selected healthcare revenue bonds, as these sectors outperformed the Lehman Brothers Municipal Long Bond Index. Minnesota’s credit outlook shows evidence of a rebounding state economy, with replenished reserves and improved liquidity levels.

Factors that negatively impacted performance included positions in general obligations, water utility revenue, and higher-rated bonds.

The fund reduced its common stock dividend during the period. The monthly dividend was lowered from 7.8 to 7.5 cents per share in June. Due to the fund’s reduced duration and increased leverage costs resulting from rising short-term interest rates, income declined and some of the fund’s dividend reserve has been used to pay the common stock dividend. As of August 31, 2005, the dividend reserve, which is included in the fund’s NAV, stood at 13.4 cents per share, down from 18.8 cents per share at the start of February.

Credit Quality Breakdown*

As a percentage of total assets on August 31, 2005

AAA/Aaa	48%
AA/Aa	15%
A	17%
BBB/Baa	9%
BB/Ba	1%
Nonrated	10%
100%

*In the case of split ratings, a security is considered to be rated in the listed category if two of Moody’s Investor Service, Standard & Poor’s, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

We once again wish to express our appreciation for your ongoing investment in the fund. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

/s/ Doug White
Doug White, CFA
Head of Tax Exempt Fixed Income
U.S. Bancorp Asset Management, Inc.

/s/ Catherine M. Stienstra
Catherine M. Stienstra
Senior Fixed-Income Portfolio Manager
U.S. Bancorp Asset Management, Inc.

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody’s and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2005

Assets:
Investments in unaffiliated securities, at market value (cost: $87,743,526) (note 2)	$93,821,505
Investments in affiliated money market fund, at market value (cost: $648,581) (note 5)	648,581
Receivable for accrued interest	1,014,855
Other assets	11,215
Prepaid expenses	3,177
Total assets	95,499,333
Liabilities:
Payable for preferred share distributions (note 3)	7,660
Payable for professional fees	23,036
Payable for investment advisory fees (note 5)	28,089
Payable for remarketing agent fees (note 5)	6,007
Payable for administrative fees (note 5)	16,049
Payable for transfer agent fees	9,621
Payable for other expenses	3,872
Total liabilities	94,334
Preferred shares, at liquidation value	31,100,000
Net assets applicable to outstanding common shares	$64,304,999
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$57,707,687
Undistributed net investment income	556,672
Accumulated net realized loss on investments	(37,339)
Unrealized appreciation of investments	6,077,979
Net assets applicable to outstanding common shares	$64,304,999
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$64,304,999
Common shares outstanding (authorized 200 million shares of $0.01 par value)	4,146,743
Net asset value per share	$15.51
Market price per share	$16.44
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$31,100,000
Preferred shares outstanding (authorized one million shares)	1,244
Liquidation preference per share	$25,000

See accompanying Notes to Financial Statements.

2005 Annual Report

Minnesota Municipal Income Portfolio

Financial STATEMENTS continued

Statement of Operations

	Seven-Month Period Ended 8/31/05	Year Ended 1/31/05
Investment income:
Interest from unaffiliated securites	$2,733,897	$4,592,779
Dividends from unaffiliated money market fund	17,387	20,396
Dividends from affiliated money market fund	1,685	2,187
Total investment income	2,752,969	4,615,362
Expenses (note 5):
Investment advisory fees	192,015	330,991
Administrative fees	109,723	189,123
Remarketing agent fees	42,328	65,905
Custodian fees	6,622	14,166
Transfer agent fees	23,274	39,061
Listing fees	8,836	10,000
Postage and printing fees	9,245	31,751
Directors' fees	2,497	4,055
Professional fees	33,535	41,936
Other expenses	12,289	19,885
Total expenses	440,364	746,873
Net investment income	2,312,605	3,868,489
Net realized and unrealized gains on investments:
Net realized gain (loss) on investments (note 4)	69,057	(97,536)
Net change in unrealized appreciation or depreciation of investments	104,129	473,137
Net gain on investments	173,186	375,601
Distributions to preferred shareholders (note 2):
From net investment income	(318,975)	(324,430)
From net realized gains	-	(15,180)
Total distributions	(318,975)	(339,610)
Net increase in net assets applicable to common shares resulting from operations	$2,166,816	$3,904,480

See accompanying Notes to Financial Statements.

2005 Annual Report

Minnesota Municipal Income Portfolio

Statements of Changes in Net Assets

	Seven-Month Period Ended 8/31/05	Year Ended 1/31/05	Year Ended 1/31/04
Operations:
Net investment income	$2,312,605	$3,868,489	$4,042,706
Net realized gain/(loss) on investments	69,057	(97,536)	986,471
Net change in unrealized appreciation or depreciation of investments	104,129	473,137	297,110
Distributions to preferred shareholders (note 2):
From net investment income	(318,975)	(324,430)	(265,951)
From net realized gains	-	(15,180)	-
Net increase in net assets applicable to common shares resulting from operations	2,166,816	3,904,480	5,060,336
Distributions to common shareholders (note 2):
From net investment income	(2,226,802)	(3,922,196)	(3,881,352)
From net realized gains	-	(202,112)	-
Total distributions	(2,226,802)	(4,124,308)	(3,881,352)
Total increase (decrease) in net assets in net assets applicable to common shares	(59,986)	(219,828)	1,178,984
Net assets applicable to common shares at beginning of period	64,364,985	64,584,813	63,405,829
Net assets applicable to common shares at end of period	$64,304,999	$64,364,985	$64,584,813
Undistributed net investment income	$556,672	$780,984	$862,441

See accompanying Notes to Financial Statements.

2005 Annual Report

Minnesota Municipal Income Portfolio

Notes to Financial STATEMENTS

(1)  Organization

Minnesota Municipal Income Portfolio Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset Management, Inc. ("USBAM"). The fund may invest up to 5% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by USBAM. The fund will not invest in municipal securities that, at the time of purchase, are rated lower than B or are unrated and deemed to be of comparable quality by USBAM. Municipal securities in which the fund invests may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. The fund's investments also may include futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Although the fund is authorized to invest in the financial instruments mentioned in the preceding two sentences, and may do so in the future, the fund did not make any such investments during the seven-month period ended August, 31, 2005 (the "fiscal period"). Fund shares are listed on the American Stock Exchange under the symbol MXA.

The fund concentrates its investments in Minnesota and therefore may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

On June 22, 2005 the fund's board of directors approved a change in the fund's fiscal year-end from January 31 to August 31, effective with the fiscal period ended August 31, 2005.

(2)  Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2005, the fund had no fair valued securities.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on the accrual basis.

2005 Annual Report

Minnesota Municipal Income Portfolio

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. As of August 31, 2005, the fund had no outstanding investments in inverse floaters.

Futures Transactions

To gain exposure to or protect itself from changes in the market, the fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the fund is required to deposit, in segregated accounts with its custodian, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. As of August 31, 2005, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this fiscal period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2005, the fund held no outstanding when-issued or forward-commitment securities.

Taxes

Federal

The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate

2005 Annual Report

Minnesota Municipal Income Portfolio

Notes to Financial STATEMENTS continued

characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the period that the income or realized gains or losses were recorded by the fund.

The tax character of common and preferred share distributions paid during the fiscal period ended August 31, 2005 and fiscal year ended January 31, 2005, were as follows:

	8/31/05	1/31/05
Distributions paid from:
Tax exempt income	$2,509,104	$3,902,860
Ordinary income	28,439	40,845
Long-term gain	8,860	513,972
	$2,546,403	$4,457,677

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$344,534
Undistributed ordinary income	219,798
Accumulated capital losses	(37,339)
Unrealized appreciation	6,077,979
Accumulated earnings	$6,604,972

Due to permanent book-to-tax differences, the following reclassification adjustments have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Realized Loss
$8,860	($8,860)

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S.

2005 Annual Report

Minnesota Municipal Income Portfolio

government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2005, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the fiscal period. Actual results could differ from these estimates.

Reclassifications

Certain amounts in the 1/31/05 financial statements have been reclassified to conform to the 8/31/05 presentation.

(3)  Remarketed Preferred Shares

As of August 31, 2005, the fund had 1,244 remarketed preferred shares (622 shares in class "M" and 622 shares in class "W") (RP®) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP® is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On August 31, 2005, the dividend rates were 1.99% and 2.00% for class "M" and "W," respectively.

RP® is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4)  Investment Security Transactions

Cost of purchases and proceeds from sales of securities other than temporary investments in short-term securities for the fiscal period ended August 31, 2005, aggregated $12,993,810 and $14,775,292, respectively.

(5)  Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory

2005 Annual Report

Minnesota Municipal Income Portfolio

Notes to Financial STATEMENTS continued

fee received from the related money market funds that is attributable to the assets of the fund. For financial statement purposes, this reimbursement is recorded as investment income.

Administrative Fees

USBAM serves as the fund's administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. Effective July 1, 2005, the custodian fee charged to the fund was reduced from an annual rate of 0.015% of average weekly net assets, including preferred shares, to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(6)  Capital Loss Carryover

For federal income tax purposes, the fund had a capital loss carryover at August 31, 2005, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-end as indicated below.

Capital Loss Carryover	Expiration
$37,339	2013

(7)  Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2005 Annual Report

Minnesota Municipal Income Portfolio

(8)  Financial Highlights

Per-share data for a share of capital shares outstanding throughout each period and selected information for each period are as follows:

	Period Ended		Year Ended January 31,
	8/31/05		2005	2004	2003	2002	2001
Per-Share Data
Net asset value, common shares, beginning of period	$15.52		$15.57	$15.29	$14.67	$14.49	$13.02
Operations:
Net investment income	0.56		0.93	0.97	1.03	1.03	1.03
Net realized and unrealized gains on investments	0.04		0.10	0.31	0.59	0.14	1.54
Distributions to preferred shareholders:
From net investment income	(0.07)		(0.08)	(0.06)	(0.09)	(0.17)	(0.30)
From net realized gains	-		- (e)	-	-	-	-
Total from operations	0.53		0.95	1.22	1.53	1.00	2.27
Distributions to common shareholders:
From net investment income	(0.54)		(0.95)	(0.94)	(0.91)	(0.82)	(0.80)
From net realized gains	-		(0.05)	-	-	-	-
Total distributions to common shareholders	(0.54)		(1.00)	(0.94)	(0.91)	(0.82)	(0.80)
Net asset value, common shares, end of period	$15.51		$15.52	$15.57	$15.29	$14.67	$14.49
Market value, common shares, end of period	$16.44		$16.21	$16.33	$15.56	$14.50	$13.85
Selected Information
Total return, common shares, net asset value (a)	3.49	% (g)	6.34%	8.18%	10.73%	7.06%	17.89%
Total return, common shares, market value (b)	4.90	% (g)	5.90%	11.36%	13.85%	10.94%	21.51%
Net assets applicable to common shares, end of period (in millions)	$64		$64	$65	$63	$61	$60
Ratio of expenses to average weekly net assets applicable to common shares (c)	1.18	% (f)	1.17%	1.19%	1.19%	1.21%	1.28%
Ratio of net investment income to average weekly net assets applicable to common shares (c)	6.19	% (f)	6.08%	6.32%	6.87%	7.05%	7.55%
Portfolio turnover rate	14%		19%	34%	23%	4%	31%
Remarketed preferred shares outstanding, end of period (in millions)	$31		$31	$31	$31	$31	$31
Asset coverage per remarketed preferred share (in thousands) (d)	$77		$77	$77	$76	$74	$73
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

(d)  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

(e)  Less than $0.01 per share.

(f)  Annualized.

(g)  Total return has not been annualized.

2005 Annual Report

Minnesota Municipal Income Portfolio

Schedule of INVESTMENTS

Minnesota Municipal Income Portfolio   August 31, 2005

Description of Security	Principal Amount	Market Value (a)
(Percentages of each investment category relate to net assets applicable to outstanding common shares)
Municipal Long-Term Securities - 141.2%
Authority Revenue - 1.6%
Duluth Seaway Port Authority, Cargill Inc. Project, 4.20%, 5/1/13	$1,000,000	$1,025,010
Economic Development Revenue - 1.3%
Marshall Health Care Facility, Weiner Medical Center (Callable 11/1/13 at 100), 6.00%, 11/1/28	750,000	829,357
Education Revenue - 10.1%
Higher Education Facility, St. John's University (Callable 10/1/15 at 100) 5.00%, 10/1/22	1,000,000	1,071,130
Higher Education Facility, Augsburg College (Callable 5/1/14 at 100), 5.00%, 5/1/23	500,000	525,440
Higher Education Facility, Carleton College (Prerefunded 11/01/07 at 100), 5.40%, 11/1/14 (c)	500,000	525,585
Higher Education Facility, Carleton College (Prerefunded 5/1/06 at 100), 5.75%, 11/1/12 (c)	2,000,000	2,038,980
Higher Education Facility, University of St. Thomas (Callable 4/1/08 at 100), 5.38%, 4/1/18	1,050,000	1,087,674
St. Paul Housing and Redevelopment Authority, St. Paul Academy and Summit School (Callable 10/1/09 at 100), 5.50%, 10/1/24	1,210,000	1,274,916
		6,523,725
General Obligations - 24.5%
Burnsville Independent School District (Crossover refunded 2/1/06 at 100), 4.88%, 2/1/13 (c)	2,000,000	2,015,780
Chaska Independent School District (Crossover refunded 2/1/06 at 100), 6.00%, 2/1/15 (c)	1,675,000	1,695,854
Delano Independent School District (FSA) (Callable 2/1/11 at 100), 5.88%, 2/1/25	1,000,000	1,113,620
Lakeville Independent School District (FGIC) (Callable 2/1/08 at 100), 5.00%, 2/1/17	1,000,000	1,052,160
Lakeville Independent School District, Zero Coupon Bond (FGIC) (Callable 2/1/13 at 68.77), 5.42%, 2/1/20 (b)	2,500,000	1,254,700
Minneapolis and St. Paul Metropolitan Airport Commission, (AMT) (FGIC) (Callable 1/1/11 at 100), 5.25%, 1/1/21	1,000,000	1,061,420
Minneapolis General Obligation (Callable 9/1/05 at 100), 5.20%, 3/1/13	1,000,000	1,000,000
Minnesota State General Obligation, 5.00%, 8/1/09	2,500,000	2,676,725
Sauk Rapids Independent School District (MBIA) (Callable 2/1/11 at 100), 5.75%, 2/1/23	3,500,000	3,887,205
		15,757,464
Health Care Revenue - 43.6%
Agriculture and Economic Development, Health Care System, Fairview Hospital (Prerefunded 11/15/07 at 102), 5.75%, 11/15/26 (c)	35,000	37,392
Agriculture and Economic Development, Health Care System, Fairview Hospital (Callable 11/15/07 at 102), 5.75%, 11/15/07	1,965,000	2,118,624
Cuyuna Range Hospital District (Callable 6/1/07 at 102), 6.00%, 6/1/29	1,000,000	1,029,000
Cuyuna Range Hospital District (Callable 6/1/13 at 101), 5.50%, 6/1/35	1,000,000	1,011,190
Duluth Health Care Facility, Benedictine Health System - St. Mary's Hospital (Callable 2/15/14 at 100), 5.25%, 2/15/33	1,500,000	1,574,055
Fergus Falls Health Care Facility, Lake Region Hospital (Callable 12/1/05 at 102), 6.50%, 12/1/25	530,000	543,075
Glencoe Health Care Facilities, Glencoe Regional Health Services (Callable 4/1/13 at 101), 5.00%, 4/1/20	500,000	515,340
5.00%, 4/1/25	1,000,000	1,022,890
Glencoe Health Care Facilities, Glencoe Regional Health Services (Prerefunded 4/1/11 at 101), 7.50%, 4/1/31 (c)	650,000	778,836
Golden Valley Health Care Facilities, Covenant Retirement Communities (Callable 12/1/09 at 101), 5.50%, 12/1/25	680,000	713,497
Minneapolis Health Care Facilities, Allina Health Systems (Callable 11/15/12 at 100), 5.75%, 11/15/32	3,000,000	3,230,280
Minneapolis Health Care, Fairview Health Services (Prerefunded 5/15/12 at 101), 5.63%, 5/15/32 (c)	2,000,000	2,269,720
Monticello, Big Lake Community Hospital District (Callable 12/1/12 at 100), 6.20%, 12/1/22	1,000,000	1,070,000
Red Wing Elderly Housing, River Region Obligated Group (Prerefunded 9/1/05 at 100, Callable 9/1/05 at 101), 6.50%, 9/1/22 (c)	1,500,000	1,500,000
Shakopee Health Care Facility, St. Francis Regional Medical Center (Callable 9/01/2014 @ 100), 5.25%, 9/1/34	1,000,000	1,043,490
St. Cloud Health Care Revenue, St. Cloud Hospital Obligated Group (FSA) (Callable 5/1/10 at 101), 5.75%, 5/1/26	4,500,000	4,962,285
St. Louis Park Health Care Facilities, Park Nicollet Health Systems (Callable 7/1/14 at 100), 5.25%, 7/1/30	1,250,000	1,314,837
St. Paul Housing and Redevelopment Authority Hospital Revenue, Heatheast Project (Callable 11/15/05 @100),, 6.00%, 11/15/30	550,000	599,011
St. Paul Port Authority, Healtheast Midway Campus (Callable 5/1/15 at 100), 5.75%, 5/1/25	100,000	102,449
5.88%, 5/1/30	500,000	511,610
6.00%, 5/1/30	900,000	922,464

See accompanying Notes to Schedule of Investments.

2005 Annual Report

Minnesota Municipal Income Portfolio

Minnesota Municipal Income Portfolio (Continued)

Description of Security	Principal Amount	Market Value (a)
Todd, Morrison, Cass and Wadena County United Hospital District, Health Care Facility - Lakewood (Callable 12/01/14 @ 100), 5.00%, 12/1/34	$600,000	$617,100
Winona Health Care Facilities, Winona Health Obligated Group (Callable 7/1/12 at 102), 6.00%, 7/1/34	500,000	537,790
		28,024,935
Housing Revenue - 12.6%
Coon Rapids Multifamily Housing Revenue, Margaret Place Apts., 6.25%, 5/1/18	500,000	503,400
Eden Prairie Multifamily Housing, Preserve Place (GNMA) (Callable 1/20/08 at 102), 5.60%, 7/20/28	400,000	414,416
Maplewood Multifamily Revenue, Carefree Cottages II, (AMT) (FNMA) (Callable 4/15/14 at 100), 4.80%, 4/15/34	1,000,000	1,013,340
New Hope Multifamily Housing, North Ridge (FSA) (GNMA) (Prerefunded 1/1/06 at 102), 6.05%, 1/1/17 (c)	440,000	451,053
Rochester Multifamily Housing, Weatherstone Apts., (AMT) (Mandatory Put 9/1/17 at 100), 6.38%, 9/1/37	2,800,000	3,128,972
St. Louis Park Multifamily Housing, Knollwood Apts. (FHA) (Callable 12/1/05 at 102), 6.15%, 12/1/16	500,000	511,635
State Housing and Finance Agency (Callable 7/1/06 at 100), 5.95%, 1/1/17	1,700,000	1,702,159
State Housing and Redevelopment Authority, Goodhue County Apts. (Callable 1/1/10 at 100), 6.63%, 1/1/24	345,000	358,272
		8,083,247
Leasing Revenue - 2.1%
Andover Economic Development Authority Public Facilty Lease Revenue, Andover Community Center (Callable 2/1/14 at 100), 5.13%, 2/1/24	250,000	262,268
Puerto Rico Public Finance Corp. (Callable 2/1/12 at 100), 5.75%, 8/1/27	1,000,000	1,109,780
		1,372,048
Recreation Authority Revenue - 2.3%
Moorhead Golf Course (Callable 12/1/08 at 100), 5.88%, 12/1/21	490,000	503,411
St. Paul Port Authority Hotel Facility, Radisson Kellogg Project (Callable 8/1/08 at 103), 7.38%, 8/1/29	900,000	947,331
		1,450,742
Tax Revenue - 0.8%
Minneapolis Tax Increment Revenue. St. Anthony Falls Project (Callable 3/1/12 at 102), 5.75%, 2/1/27	500,000	507,295
Transportation Revenue - 8.6%
Minneapolis and St. Paul Metropolitan Airport Commission (FGIC) (Prerefunded 1/1/10 at 101), 5.75%, 1/1/32 (c)	5,000,000	5,564,000
Utility Revenue - 24.1%
Princeton Public Utility System (Callable 4/1/12 at 100), 4.25%, 4/1/16	190,000	191,625
Southern Minnesota Municipal Power Agency (AMBAC), 5.25%, 1/1/16	1,000,000	1,136,650
Southern Minnesota Municipal Power Agency, Zero Coupon Bond (MBIA), 4.71%, 1/1/25 (b)	5,000,000	2,127,100
4.96%, 1/1/24 (b)	9,000,000	4,016,160
5.08%, 1/1/23 (b)	5,000,000	2,339,550
5.16%, 1/1/19 (b)	10,000,000	5,670,800
		15,481,885
Water/Pollution Control Revenue - 9.6%
Cohasset Pollution Control, Allete, Inc. Project (Callable 7/1/14 at 100), 4.95%, 7/1/22	1,000,000	1,037,460
Public Facilities Authority Water Pollution Control (Callable 3/1/06 at 100), 4.75%, 3/1/10	1,900,000	1,916,359
Public Facilities Authority Water Pollution Control (Callable 3/1/09 at 100), 5.38%, 3/1/19	3,000,000	3,211,350
		6,165,169
Total Municipal Long-Term Securities (cost: $84,706,898)		90,784,877
Municipal Variable Rate Short-Term Security - 0.2%
Higher Education Facility, Carleton College, 2.36%, 11/1/29 (cost: $150,000)	150,000	150,000

See accompanying Notes to Schedule of Investments.

2005 Annual Report

Minnesota Municipal Income Portfolio

Schedule of INVESTMENTS continued

Minnesota Municipal Income Portfolio (Continued)

Description of Security	Principal Amount	Market Value (a)
Money Market Fund - 4.5%
Federated Minnesota Municipal Cash Trust (cost: $2,886,628)	$2,886,628	$2,886,628
Affiliated Money Market Fund (d)- 1.0%
First American Tax Free Obligations Fund, Class Z (cost: $648,581)	648,581	648,581
Total Investments in Securities (e) - 146.9% (cost: $88,392,107)		$94,470,086

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  The interest rate shown is the effective yield on the date of purchase.

(c)  Prerefunded issues are backed by U.S. government obligations. Crossover refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the date and price indicated.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc, which also serves as advisor for the fund. See note 5 in Notes to Financial Statements.

(e)  On August 31, 2005, the cost of investments in securities for federal income tax purposes was $88,392,107. There are currently no material differences between federal tax cost and book cost of investments. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$6,089,188
Gross unrealized depreciation	(11,209)
Net unrealized appreciation	$6,077,979

Portfolio abbreviations and definitions:

  AMBAC–American Municipal Bond Assurance Company

  AMT–Alternative Minimum Tax. As of August 31, 2005, the aggregate market value of securities subject to the AMT is $5,203,732, which represents 8.1% of net assets applicable to common shares

  FGIC–Financial Guaranty Insurance Corporation

  FHA–Federal Housing Authority

  FNMA–Federal National Mortgage Association

  FSA–Financial Security Assurance

  GNMA–Government National Mortgage Association

  MBIA–Municipal Bond Insurance Association

2005 Annual Report

Minnesota Municipal Income Portfolio

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Minnesota Municipal Income Portfolio Inc.

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Income Portfolio Inc. (the "fund"), including the schedule of investments, as of August 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio Inc., at August 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 7, 2005

2005 Annual Report

Minnesota Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited)

Annual Meeting Results

An annual meeting of the fund's shareholders was held on September 19, 2005. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

(1)  The fund's preferred shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Roger A. Gibson	1,216	4
Leonard W. Kedrowski	1,216	4

(2)  The fund's common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Benjamin R. Field III	3,848,058.4078	58,566
Victoria J. Herget	3,846,333.4078	60,291
Richard K. Riederer	3,844,768.4078	61,856
Joseph D. Strauss	3,848,157.4078	58,467
Virginia L. Stringer	3,841,333.4078	65,291
James M. Wade	3,847,768.4078	58,856

(3)  The fund's common and preferred shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2005. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
3,854,392.8270	13,461.0537	38,770.5271	-

Terms and Conditions of the Dividend Reinvestment Plan

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

Plan Administration

Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the American Stock Exchange or elsewhere on the open market.

2005 Annual Report

Minnesota Municipal Income Portfolio

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe Trust Company Ltd., P.O. Box 43010, Providence, RI, 02940-3010, 800.426.5523.

Tax Information

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

2005 Annual Report

Minnesota Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited) continued

Common Share Income Distributions (income from tax-exempt securities, 98.88% qualifying as exempt-interest dividends)

Payable Date	Amount
February 23, 2005	$0.0780
March 23, 2005	0.0780
April 27, 2005	0.0780
May 25, 2005	0.0780
June 22, 2005	0.0780
July 27, 2005	0.0750
August 24, 2005	0.0750
Total	$0.5400

Preferred Share Income Distributions (income form tax-exempt securities, 98.88% qualifying as exempt-interest dividends)

Payable Date	Amount
Total class "M"	$261.54
Total class "W"	$250.39

How to Obtain a Copy of the Fund's Proxy Voting Policies and Proxy Voting Record

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Portfolio Holdings Information

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

2005 Annual Report

Minnesota Municipal Income Portfolio

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through March 2003; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since August 1998.	Retired; Vice President, Cargo–United Airlines, from July 2001 through July 2004; Vice President, North America-Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since August 2001.	Retired; Director, President, and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since August 1998.	Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a company engaged in strategic planning, operations management, government relations, transportation planning, and public relations; attorney at law; Partner and Chairman, ExcensusTM, LLC, a demographic services company.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair term three years, assuming reelection as a director. Chair of MXA's board since 1998; current term expires September 2006. Director of MXA since August 1998.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Cos. through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXA since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

2005 Annual Report

Minnesota Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited) continued

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MXA since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto, Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of MXA since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of MXA since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D. Gariboldi, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MXA since December 2004.	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MXA since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXA since February 2005.	Chief Compliance Officer, First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that, Vice President, Charles Schwab & Co., Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MXA since December 2004; prior thereto, Assistant Secretary of MXA since September 1999.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXA since December 2004.	Attorney, U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

James D. Alt 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXA since December 2004; prior thereto, Secretary of MXA since June 2002; Assistant Secretary of MXA from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

*Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, and Agnew, and Ms. Stevenson and Ms. Prudhomme are each employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the fund.

2005 Annual Report

Minnesota Municipal Income Portfolio

Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of Minnesota Municipal Income Portfolio
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of Minnesota Municipal Income Portfolio
Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

ROGER GIBSON

Director of Minnesota Municipal Income Portfolio
Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of Minnesota Municipal Income Portfolio

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of Minnesota Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of Minnesota Municipal Income Portfolio

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of Minnesota Municipal Income Portfolio

Owner and President of Strauss Management Company

JAMES WADE

Director of Minnesota Municipal Income Portfolio

Owner and President of Jim Wade Homes

Minnesota Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

MINNESOTA MUNICIPAL INCOME PORTFOLIO
2005 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2005 0268-05 MXA-AR

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.

(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $12,415 in the fiscal period ended August 31, 2005, $18,673 in the fiscal year ended January 31, 2005, and $25,304 in the fiscal year ended January 31, 2004, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $1,020 in the fiscal period ended August 31, 2005, $1,178 in the fiscal year ended January 31, 2005, and $2,870 in the fiscal year ended January 31, 2004, including fees associated with the semi-annual review of fund disclosures.

(c) Tax Fees - E&Y billed the registrant fees of $2,283 in the fiscal period ended August 31, 2005, $3,802 in the fiscal year ended January 31, 2005, and $5,684 in the fiscal year ended January 31, 2004, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal period ended August 31, 2005 and the fiscal years ended January 31, 2004 and 2005.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

• Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

• Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

• Meet quarterly with the partner of the independent audit firm

• Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•  Annual Fund financial statement audits

•  Seed audits (related to new product filings, as required)

•  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•  Accounting consultations

•  Fund merger support services

•  Other accounting related matters

•  Agreed Upon Procedure Reports

•  Attestation Reports

•  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•  Tax compliance services related to the filing or amendment of the following:

•  Federal, state and local income tax compliance, and

•  Sales and use tax compliance

•  Timely RIC qualification reviews

•  Tax distribution analysis and planning

•  Tax authority examination services

•  Tax appeals support services

•  Accounting methods studies

•  Fund merger support services

•  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•  Management functions

•  Accounting and bookkeeping services

•  Internal audit services

•  Financial information systems design and implementation

•  Valuation services supporting the financial statements

•  Actuarial services supporting the financial statements

•  Executive recruitment

•  Expert services (e.g., litigation support)

•  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $29,003 in the fiscal period ended August 31, 2005, $35,730 in the fiscal year ended January 31, 2005 and $95,453 in the fiscal year ended January 31, 2004, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b) Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”). The proxy voting policies and procedures of USBAM are as follows:

General Principles

U.S. Bancorp Asset Management, Inc. (“USBAM”) is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM’s duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

In the event of a sub-adviser, USBAM delegates proxy voting to the sub-adviser who is responsible for developing and enforcing policies, which are reviewed regularly by USBAM.

USBAM’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) monitoring the activities of USBAM’s Proxy Voting Administration Committee.

Policies and Procedures

Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’s policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.

Procedures. Responsibility for certain administrative aspects of proxy voting rests with the USBAM’s Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, USBAM recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients’ best interests. By adopting ISS’s policies and generally deferring to ISS’s recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM faces no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

• Obtaining instructions from the affected clients on how to vote the proxy;

• Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;

• Voting in proportion to the other shareholders;

• Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

• Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:

• Monitor proxy votes cast to ensure they are consistent with USBAM policy.

• Ensure proxy votes are cast in a timely manner.

• Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

Vote Disclosure to Shareholders

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

USBAM’s separately managed account clients can contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and USBAM’s vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.             Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent

• Fees for non-audit services are excessive, or

• There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

2.             Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.             Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.             Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.             Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.             Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.             Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.             Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY -CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

9.             Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

• Historic trading patterns

• Rationale for the repricing

• Value-for-value exchange

• Option vesting

• Term of the option

• Exercise price

• Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.          Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights,

military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Applicable for fiscal years ending on or after December 31, 2005.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act
(17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Minnesota Municipal Income Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi
Treasurer

Date: November 7, 2005